UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 15, 2015 (January 27, 2015)

MEDCAREERS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55089	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

758 E Bethel School Road

Coppell, Texas 75019

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (972) 393-5892

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 27, 2015, we sold $215,000 in 8% Convertible Redeemable Notes (the “Notes”) to three accredited investors. We sold the Notes in order to raise capital at a price higher than the current trading price with a fixed dilution amount in order to pay off debt, as described in the following paragraph, at a rate which gives the Company an enterprise value of $2.5 Million. The Company used $165,000 of the amount raised to pay off three convertible notes in full  and $25,000  to make partial payments on certain other notes , The balance of the funds are for working capital for the Company. The debt we paid off related to funds the Company had borrowed in order to upgrade the network completely and maintain operations in 2014. These notes had conversion rights tied to the market price of the stock and the Company believes significant dilution to the shareholders was prevented by the repaying of these notes as well as selling the new notes with conversion rights much less dilutive, therefore giving the Company a higher market capitalization. Each of these notes had a principal amount of $32,500 and with payoff penalties and interest, the total was approximately $165,000. We also made partial payments of $15,000 and $10,000 on other notes with similar conversion rights. The Company is working on refinancing the Company’s remaining debt to remove notes that have significant dilution rights so that the Company can stabilize its outstanding shares, prevent further significant dilution, and allow the market for the Company’s common stock to develop.

The Notes accrue interest at the rate of 8% per annum (which is payable in cash or shares of common stock of the Company), are convertible into shares of the Company’s to be designated Series A Preferred Stock at a conversion price of $1.00 per preferred stock share, and have a maturity date of January 27, 2016. The Notes contain standard events of default, including if the Company’s common stock is delisted from an exchange, a change in a majority of the Company’s current Board of Directors, or failure to timely comply with the requirements of the Notes. Each holder can declare its applicable Note in default, upon the occurrence of an event of default and without notice, at which time the Note will accrue interest at the rate of 25% per annum until paid in full.

The Company’s to be designated Series A Preferred Stock is planned to total an aggregate of 500,000 total shares and be convertible into an aggregate of 20% of the Company’s outstanding common stock. The Company will file a Report on Form 8-K disclosing the approval of the terms of the Series A Preferred Stock by its Board of Directors and the filing of such Series A Preferred Stock with the Secretary of State of Nevada once approved and filed.

The foregoing description of the Notes are qualified in their entirety by reference to the full text thereof, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussion under Item 1.01 above with respect to the Notes, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder in connection with the sale of the Notes as no general solicitation was made either by us or by any person acting on our behalf, the transactions were all privately negotiated, and none involved any kind of public solicitation, no underwriters or agents were involved in the foregoing sales and the Company paid no underwriting discounts or commissions, the securities sold were subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom, and the purchasers of the Notes were “accredited investors”.

2

In the first quarter of 2015, the Company issued 127,706,486 shares of restricted common stock pursuant to the conversion of various outstanding convertible promissory notes. The Notes provided a conversion feature which was tied to the market price of the Company’s common stock. One of the converted notes was with the Company’s President which was in the amount of $19,500 plus interest and converted into 38,724,769 shares.

All of the shares of common stock issuable upon conversion of the notes were exempt from registration pursuant to an exemption from registration afforded by Section 3(a)(9) of the Securities Act.

ITEM 4.01 CHANGE IN REGISTRANT’S CETIFYING ACCOUNTANT.

On March 26, 2015, the Company dismissed The Hall Group, CPAs (“The Hall Group”) as the Company’s independent auditors through and with the approval of our Board of Directors. The Hall Group’s reports on the Company’s financial statements as of and for the years ended January 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. However, their reports contained an explanatory paragraph disclosing the uncertainty regarding the ability of the Company to continue as a going concern.

During the fiscal years ended January 31, 2014 and 2013, and the subsequent interim period through the date that The Hall Group was dismissed, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with The Hall Group on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of The Hall Group, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses in the Company’s internal control over financial reporting as described in the Company’s Annual Reports on Form 10-K for the years ended January 31, 2014 and 2013, which have not been corrected as of the date of this filing.

The Company has provided The Hall Group with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested The Hall Group to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above; however The Hall Group has failed to provide the requested letter. If such a response is received, it will be filed with an amendment to this Current Report.

On March 26, 2015, the Company engaged MaloneBailey, LLP as the Company’s principal independent auditors to audit the financial statements of the Company. The decision to change independent auditors was approved by the Board of Directors of the Company.

During the Company’s two most recent fiscal years and the subsequent interim period preceding MaloneBailey, LLP’s engagement, neither the Company nor anyone on its behalf consulted MaloneBailey, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that MaloneBailey, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Additionally, on April 9, 2015, the Company received a letter from the SEC stating that Thakker CPA, PLLC, doing  business as The Hall Group, CPA’s, issued opinions on the Company’s financial statements after January 6, 2014 and Thakker CPA, PLLC was not registered with the PCAOB and not eligible to audit or review financial statements included in filings with the SEC after such date. The SEC requires our audit for the year ended January 31, 2014 to be audited by a PCAOB registered firm and as such, such we are having such financial statements re-audited by MaloneBailey, LLP in conjunction with their audit of our financial statements as of January 31, 2015, and plan to file an Amended Form 10-K subsequent to the date of this filing with such re-audited financial statements.

3

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description
10.1	Form of Loan Agreement
16.1	Letter from The Hall Group, CPAs*

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDCAREERS GROUP, INC.

/s/ Timothy Armes
By: Timothy Armes, President

4

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Loan Agreement
16.1	Letter from The Hall Group, CPAs*

* To be filed by amendment.